                                                                      Exhibit 25

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

         180 East Fifth Street
          St. Paul, Minnesota                             55101
----------------------------------------       ---------------------------
(Address of principal executive offices)               (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                                  BUFFETS, INC.
                     (Issuer with respect to the Securities)

               Minnesota                               41-1462294
     ------------------------------       -----------------------------------
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

             1460 Buffet Way                              55121
            Eagan, Minnesota
     ------------------------------       -----------------------------------
(Address of Principal Executive Offices)               (Zip Code)


                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2010
                       (TITLE OF THE INDENTURE SECURITIES)

------------------------------------------------------------------------------


                                    FORM T-1

                        TABLE OF ADDITIONAL REGISTRANTS

                                                     STATE OR OTHER    PRIMARY STANDARD        IRS
                                                    JURISDICTION OF       INDUSTRIAL         EMPLOYER
                                                    INCORPORATION OR    CLASSIFICATION    IDENTIFICATION
NAME                                                  ORGANIZATION       CODE NUMBER          NUMBER
----                                                ----------------   ----------------   --------------
Distinctive Dining, Inc. .........................   Minnesota               5812           41-1923069
HomeTown Buffet, Inc. ............................    Delaware               5812           33-0463002
OCB Purchasing Co. ...............................   Minnesota               5812           41-1777610
OCB Restaurant Co. ...............................   Minnesota               5812           41-1777607
Restaurant Innovations, Inc. .....................   Minnesota               5812           41-1931394

     The address of each of the additional registrants is 1460 Buffet Way, Eagan, Minnesota 55121, telephone: (651) 994-8608.

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Washington, D.C.

            b)    Whether it is authorized to exercise corporate trust powers.

                        Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                        None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.    A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.    A copy of the existing bylaws of the Trustee.*

            5. A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



     * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 15th day of August, 2002.


                              U.S. BANK NATIONAL ASSOCIATION

                              By:   /s/ Frank P. Leslie III
                                    -----------------------------
                                    Frank P. Leslie III
                                    Vice President




By:   /s/ Lori-Anne Rosenberg
      ---------------------------------
      Lori-Anne Rosenberg
      Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT


      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  August 15, 2002


                              U.S. BANK NATIONAL ASSOCIATION


                              By:   /s/ Frank P. Leslie III
                                    --------------------------------
                                    Frank P. Leslie III
                                    Vice President




By:   /s/ Lori-Anne Rosenberg
      ---------------------------------
      Lori-Anne Rosenberg
      Assistant Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2002

                                    ($000'S)


                                                                  6/30/2002
                                                                 ------------
ASSETS
   Cash and Due From Depository Institutions                     $  7,701,764
   Federal Reserve Stock                                                    0
   Securities                                                      30,378,793
   Federal Funds                                                      894,653
   Loans & Lease Financing Receivables                            111,796,073
   Fixed Assets                                                     1,645,483
   Intangible Assets                                                8,367,221
   Other Assets                                                     6,633,874
                                                                 ------------
      TOTAL ASSETS                                               $167,417,861

LIABILITIES
   Deposits                                                      $109,744,434
   Fed Funds                                                        2,967,542
   Treasury Demand Notes                                                    0
   Trading Liabilities                                                205,636
   Other Borrowed Money                                            25,663,586
   Acceptances                                                        164,926
   Subordinated Notes and Debentures                                5,332,594
   Other Liabilities                                                4,131,747
                                                                 ------------
   TOTAL LIABILITIES                                             $148,210,465

EQUITY
   Minority Interest in Subsidiaries                             $    989,046
   Common and Preferred Stock                                          18,200
   Surplus                                                         11,310,529
   Undivided Profits                                                6,889,621
                                                                 ------------
      TOTAL EQUITY CAPITAL                                       $ 19,207,396

TOTAL LIABILITIES AND EQUITY CAPITAL                             $167,417,861


----------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Frank P. Leslie III
       ------------------------
       Vice President

Date:  August 15, 2002